U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)

                                February 13, 2003


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                0-22889                                06-1453896
         Commission File Number             (I.R.S. Employer Identification No.)


   535 Migeon Avenue, Torrington, CT                      06790
(Address of Principal Executive Offices)                (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)


               (Former Name, Former Address and Former Fiscal Year
                          if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     99.1 Certification of the Issuer's Chief Executive Officer and of its Chief Financial Officer accompanying the Issuer's Quarterly Report on Form 10-Q for the quarter ended November 30, 2002, in accordance with Section 906 of the Sarbanes-Oxley Act of 2002.

     99.2      Letter to the Commission submitting the Certification.

ITEM 9. REGULATION FD DISCLOSURE

     Royal Precision, Inc. (the "Issuer"), reports that, by letter to the Commission, the Certification of the Issuer's Chief Executive Officer and of its Chief Financial Officer is accompanying the Issuer's Quarterly Report on Form 10-Q for the quarter ended November 30, 2002, in accordance with Section 906 of the Sarbanes-Oxley Act of 2002. A copy of such Certification is attached to this report as Exhibit 99.1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                        ROYAL PRECISION, INC.


Dated: February 13, 2003                By: /s/ John C. Lauchnor
                                            ------------------------------------
                                            John C. Lauchnor, President

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
                                  EXHIBIT INDEX

                                                                      PAGE IN
                                                                    SEQUENTIALLY
EXHIBIT                                                            NUMBERED COPY
-------                                                            -------------

 99.1     Certification of the Issuer's Chief Executive Officer
          and of its Chief Financial Officer accompanying the
          Issuer's Quarterly Report on Form 10-Q for the quarter
          ended November 30, 2002, in accordance with Section 906
          of the Sarbanes-Oxley Act of 2002.                             __

 99.2     Letter to the Commission submitting the Certification.         __

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